UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2009

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-33606 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     Validus Holdings, Ltd. (“Validus”) is furnishing certain pro forma financial information that gives effect to the amalgamation of IPC Holdings, Ltd. (“IPC”) with Validus Ltd. pursuant to the agreement and plan of amalgamation dated as of July 9, 2009 among Validus, IPC and Validus Ltd. as if it had occurred on June 30, 2009. This information is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.
     The information set forth in Item 2.02 above and the information set forth in Exhibit 99.1 is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Pro Forma Financial Information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2009

VALIDUS HOLDINGS, LTD. (Registrant)

	By:	/s/ Joseph E. (Jeff) Consolino

	Name:	Joseph E. (Jeff) Consolino
	Title:	Executive Vice President & Chief Financial Officer